Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG GW&K Municipal Bond Fund

AMG GW&K Municipal Enhanced Yield Fund

Supplement dated January 31, 2023 to the Prospectus dated May 1, 2022, as supplemented July 15, 2022 and

December 9, 2022, and the Statement of Additional Information dated May 1, 2022, as supplemented July 15, 2022

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Municipal Bond Fund (the “Municipal Bond Fund”) and AMG GW&K Municipal Enhanced Yield Fund (the “Municipal Enhanced Yield Fund” and, together with the Municipal Bond Fund, each a “Fund” and collectively, the “Funds”), each a series of AMG Funds (the “Trust”), contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

Effective as of December 31, 2023, Nancy Angell will retire from GW&K Investment Management, LLC, the Funds’ subadviser, and no longer serve as a portfolio manager of the Funds. Effective upon Ms. Angell’s retirement, John B. Fox, Martin R. Tourigny, Brian T. Moreland and Kara M. South will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of each Fund. Accordingly, as of December 31, 2023, all references to and information relating to Ms. Angell in the Prospectus and SAI are deleted and all references to the portfolio managers of the Funds shall refer to Messrs. Fox, Tourigny, and Moreland and Ms. South.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE